ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET


                            $783,715,000 (APPROXIMATE)         DECEMBER 16, 1998
                      GS MORTGAGE SECURITIES CORPORATION II
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-C1



APPROXIMATE SECURITIES STRUCTURE:
                                       EXPECTED     EXPECTED
         EXPECTED       APPROXIMATE     CREDIT      WEIGHTED    EXPECTED
CLASS    RATING        FACE/NOTIONAL   SUPPORT    AVERAGE LIFE   PAYMENT
 (A)    (S&P/MOODY'S)   AMOUNT (MM)   (% OF UPB)   (YEARS) (b)  WINDOW(a)
================================================================================
PUBLICLY OFFERED CLASSES
 X       AAAr/Aaa          $890.6(c)                  9.205    02/99-06/28
 A1      AAA /Aaa           165.7       30.00%        5.014    02/99-06/07
 A2      AAA /Aaa           457.8       30.00         9.467    06/07-10/08
 B       AA/Aa2              44.5       25.00         9.744    10/08-10/08
 C       A /A2               44.5       20.00         9.744    10/08-10/08
 D       BBB/Baa2            57.9       13.50         9.825    10/08-11/08
 E       BBB-/Baa3           13.4       12.00         9.828    11/08-11/08
PRIVATELY OFFERED CLASSES (d)
-------------------------------------------------------------------------
 F       BB/Ba2            $ 40.1        7.50%       10.198    11/08-06/10
 G       B/B2                31.2        4.00        12.574    06/10-04/13
 H       B-/B3                6.7        3.25        14.385    04/13-09/13
 J       UR                  28.9       N/A          19.643    09/13-06/28
      TOTAL SECURITIES:    $890.6
-------------------------------------------------------------------------

(a) All classes except A1 subject to a cap equal to the weighted average Net Mortgage Rate, determined without regard to any modification of the mortgage loans, in effect from time to time on the mortgage loans.
(b) Calculated at 0% CPR, no balloon extension and Hyper-Amortization Loans pay in full on Anticipated Repayment Dates.
(c)  Notional amount on interest only class.
(d)  Not offered hereby.


KEY FEATURES:
-------------
Lead Manager:                    Goldman, Sachs & Co.
Co-Manager:                      Norwest Investment Services, Inc.
Mortgage Loan Sellers:           Goldman Sachs Mortgage Company (GSMC):
                                     Archon Financial ($168MM)
                                     Central Park Capital ($56MM)
                                     Amresco Capital ($363MM) (a)
                                 Daiwa Real Estate Finance Corp. ($304MM)
Master Servicer:                 TBD
Special Servicer:                Lennar Corporation
Trustee:                         LaSalle National Bank
Launch:                          Early January
Pricing:                         Early January
Closing:                         Mid January
Cut-Off Date:                    January 10, 1999
Distribution Date:               18th of each month, or following business
                                  day (commencing February 1999)
Payment Delay:                   17 days
ERISA Eligible:                  Classes A1, A2, and X are expected to be
                                 ERISA eligible subject to certain
                                 conditions for eligibility
SMMEA Eligible:                  No Classes
Structure:                       Sequential pay
Day Count:                       30/360
Tax Treatment:                   REMIC
Rated Final Distribution Date:   November 18, 2030
Clean up Call:                   1.0%
Minimum Denominations:           Publicly Offered Classes except Class X:
                                 $10,000 & $1
                                 Class X: $5,000,000 Notional Amount & $1
                                 DTC for publicly traded certificates

Delivery:
(a) Amresco will act as direct seller instead of GSMC for 5 loans with a balance of $20.6 million.

================================================================================

COLLATERAL FACTS:
-----------------
INITIAL POOL BALANCE:                                       $890,585,907
NUMBER OF MORTGAGE LOANS:                                            304
NUMBER OF MORTGAGED PROPERTIES:                                      317
AVERAGE CUT-OFF DATE BALANCE:                                 $2,929,559
WEIGHTED AVERAGE CURRENT MORTGAGE RATE:                            7.20%
WEIGHTED AVERAGE U/W DSCR:                                         1.44x
WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO:                           71.5%
WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MONTHS):              124.3
WEIGHTED AVERAGE REMAINING AMORTIZATION TERM (MONTHS):             319.2
WEIGHTED AVERAGE SEASONING (MONTHS):                                   5
BALLOON LOANS AS % OF TOTAL:                                       92.9%
TEN LARGEST LOANS AS % OF TOTAL:                                   16.0%
================================================================================


TEN LARGEST LOANS:
------------------

                                           %
LOAN                     BALANCE ($MM)  BY UPB     DSCR   PROPERTY TYPE
================================================================================
The Torpedo Factory     $ 20,007,359     2.25%     1.26x   Office
Whitehall Hotel           18,879,907     2.12      1.36    Lodging
Granada Apartments        18,745,566     2.10      1.30    Multifamily
Roswell Town Center       17,274,576     1.94      1.27    Retail
Salter Nursing Portfolio  11,886,833     1.33      1.45    Nursing Home
Goodings International
  Plaza                   11,883,227     1.33      1.27    Retail
The Atrium Hotel          11,474,944     1.29      1.67    Lodging
Bruckner Nursing Home     11,379,636     1.28      1.80    Nursing Home
The Phillips Building     10,805,080     1.21      1.35    Office
Holiday Inn Select        10,359,122     1.16      1.45    Lodging
                        -------------   ------     ----
 TOTAL/WEIGHTED AVERAGE $142,696,249    16.02%     1.39X
================================================================================


SELECTED LOAN DATA:
-------------------
                                                CUT-OFF DATE BALANCE
                         NUMBER OF              (AS OF JAN 10, 1999)
GEOGRAPHIC               MORTGAGED      --------------------------------------
DISTRIBUTION            PROPERTIES      (MM)      % BY UPB     WTD. AVG. DSCR
================================================================================
TEXAS                        56       $ 115.8       13.01%        1.47x
CALIFORNIA                   32          93.3       10.47         1.44
FLORIDA                      21          70.1        7.87         1.37
NEW YORK                     23          65.0        7.29         1.58
ARIZONA                      13          57.3        6.44         1.42
OTHER                       172         489.1       54.92         1.44
                            ---        ------     -------         ----
   TOTAL/WTD. AVG.          317        $890.6      100.00%        1.44X
================================================================================
PROPERTY TYPE           PROPERTIES      (MM)      % BY UPB     WTD. AVG. DSCR
================================================================================
MULTIFAMILY                 144       $ 289.2       32.47%        1.43x
RETAIL                       67         213.7       24.00         1.42
OFFICE                       38         149.0       16.73         1.37
LODGING                      31         128.8       14.46         1.58
INDUSTRIAL                   28          75.0        8.42         1.39
HEALTHCARE                    7          29.7        3.33         1.72
SELF-STORAGE                  2           5.3        0.60         1.49
                         ------      --------    --------         ----
   TOTAL/WTD. AVG.          317        $890.6      100.00%        1.44X
================================================================================
PREPAYMENT RESTRICTIONS                 (MM)      % BY UPB     WTD. AVG. DSCR
================================================================================
LOCKOUT/DEFEASANCE                     $501.2       56.28%        1.47
LOCKOUT/GREATER OF YM OR 1%(A)          385.2       43.26         1.41
LOCKOUT/DECLINING FEE                     3.2        0.36         1.32
LOCKOUT/OPEN                              0.9        0.11         1.69
                                     --------    --------         ----
   TOTAL/WTD. AVG.                     $890.6      100.00%        1.44X
================================================================================

(a) Includes 1 loan with the provision "Defeasance or Greater of YM or 1%" and 3 loans with the provision "Greater of YM or Declining Fee."


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

================================================================================
                               STRUCTURAL OVERVIEW
================================================================================

o    For purposes of calculating principal distributions of the Certificates:

     -- Available principal will be allocated sequentially to A1, A2, B, C, D, E, F, G, H, J certificates.

     -- In case the principal balance of J, H, G, F, E, D, C, B, in that order, have been reduced to zero due to the allocation of principal losses, then A1 and A2 will be allocated principal pro rata.

o Class X will be entitled to receive payments of interest only and will not receive any payments of principal. Class X will be entitled to payments of interest pro rata (based on interest entitlements) with the Class A1 and A2 Certificates each month.

o Each class will be subordinate to the Class A1, A2, and X and to each class with an earlier alphabetic designation than such class. Each of the Class A1, A2, and X Certificates will be of equal priority.

o    All classes will pay interest on a 30/360 basis.

o Principal Losses will be allocated in reverse alphabetical order to Class J, H, G, F, E, D, C, B, and then pro rata to Class A1 and A2.

o The Master Servicer will cover net prepayment interest shortfalls, for any month up to the portion of the Master Servicing Fee equal to 4 basis points per annum on the principal balance of the loans. Net prepayment interest shortfalls (after application of prepayment interest excesses and other Servicer coverage from the Master Servicing Fee) will be allocated pro-rata (based on interest entitlements) to all regular Certificates.

o Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to classes of outstanding regular Certificates other than to the Class X.

================================================================================
                      ALLOCATION OF PREPAYMENT PREMIUMS (a)
================================================================================

ALLOCATION OF PREPAYMENT PREMIUMS FOR EACH LOAN GROUP
-----------------------------------------------------

Prepayment premiums and yield maintenance amounts with respect to a Loan Group will be allocated between the related Certificates then entitled to principal distributions and the Class X Certificates as follows:

o A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) with respect to a Loan Group will be allocated to each class of the Certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution that such Class receives, and (b) a percentage (which can be no greater than 100%), the numerator of which is the excess of the Pass-Through Rate of the Class of the Certificates currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the Discount Rate.

--------------------------------------------------------------------------------
 Prepayment                        (Pass-Through Rate - Discount Rate)
 Premium Allocation          =    -------------------------------------
 Percentage                        (Mortgage Rate - Discount Rate)
--------------------------------------------------------------------------------

o The remaining percentage of such prepayment premiums and yield maintenance amounts will be allocated to the Class X Certificates.

o In general, this formula provides for an increase in the allocation of prepayment premiums and yield maintenance premiums to the Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the allocation to such Classes as Discount Rates rise.

Allocation of Prepayment Premiums Example
-----------------------------------------

Discount Rate Fraction Methodology:
Mortgage Rate                              =  8%
Bond Class Rate                            =  6%
Treasury Rate                              =  5%
The % of Principal Distributed to Class    =  100%


BOND CLASS ALLOCATION           |    CLASS X ALLOCATION
--------------------------------|-----------------------------------------------
6% - 5% x 100% = 33 1/3%        |    Receives excess premiums = 66 2/3% thereof
-------
8% - 5%

(a) For further information regarding the allocation of prepayment premiums, refer to the Prospectus Supplement.

================================================================================
                              PREPAYMENT PROVISIONS
================================================================================

--------------------------------------------------------------------------------
PREPAYMENT LOCK-OUT/ PREPAYMENT PREMIUM ANALYSIS / DEFEASANCE
PERCENTAGE OF MORTGAGE POOL BY PREPAYMENT RESTRICTION ASSUMING NO PREPAYMENT OF
  PRINCIPAL (A)(B)
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                      JANUARY    JANUARY   JANUARY  JANUARY  JANUARY  JANUARY  JANUARY  JANUARY  JANUARY  JANUARY  JANUARY
RESTRICTIONS                      1999      2000       2001     2002     2003     2004    2005     2006     2007      2008    2009

Locked Out                       100.00%   100.00%    82.90%   38.73%    5.71%    3.56%    2.64%    2.09%    2.04%    1.81%    7.89%
Defeasance                         0.00      0.00     15.98    55.26    55.29    56.07    54.28    54.49    54.49    44.09    31.97
Yield Maintenance                  0.00      0.00      1.12     5.55    37.88    39.91    40.81    42.93    42.98    30.55    49.35
SUBTOTAL                         100.00%   100.00%   100.00%   99.54%   98.88%   99.54%   97.73%   99.51%   99.51%   76.45%   89.21%

% Premiums
5.00 - 5.99%                       0.00      0.00      0.00     0.36     0.35     0.36     0.00     0.00     0.00     0.00     0.00
4.00 - 4.99%                       0.00      0.00      0.00     0.00     0.00     0.00     0.36     0.00     0.00     0.00     0.00
3.00 - 3.99%                       0.00      0.00      0.00     0.00     0.00     0.00     0.00     0.37     0.00     0.00     0.00
2.00 - 2.99%                       0.00      0.00      0.00     0.00     0.00     0.00     0.00     0.00     0.37     0.00     0.00
1.00 - 1.99%                       0.00      0.00      0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00    10.80

Open                               0.00%     0.00%     0.00%    0.11%    0.77%    0.11%    1.91%    0.11%    0.11%   23.54%    0.00%
TOTAL                            100.00%   100.00%   100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%
UPB($MM)                         890.59    879.21    867.15   854.01   839.87   819.22   803.12   750.14   732.18   694.74    78.12
% of UPB                         100.00%    98.72%    97.37%   95.89%   94.30%   91.99%   90.18%   84.23%   82.21%   78.01%    8.77%


PREPAYMENT                      JANUARY    JANUARY   JANUARY  JANUARY  JANUARY  JANUARY  JANUARY  JANUARY  JANUARY  JANUARY  JANUARY
RESTRICTIONS                      2010       2011      2012     2013     2014     2015    2016     2017      2018     2019     2020

Locked Out                         7.95%    10.92%    11.20%   11.55%    9.64%   10.22%   11.01%   12.06%   13.50%   12.66%   13.31%
Defeasance                        31.39     33.81     32.84    12.61    14.92    14.27    13.40    12.11     9.17     8.97     8.29
Yield Maintenance                 40.78     39.56     32.55    27.92    35.42    33.36    30.56    26.90    19.63     5.64     5.34
SUBTOTAL                          80.12%    84.29%    76.59%   52.08%   59.98%   57.85%   54.97%   51.07%   42.30%   27.27%   26.94%

% Premiums
5.00 - 5.99%                       0.00      0.00      0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
4.00 - 4.99%                       0.00      0.00      0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
3.00 - 3.99%                       0.00      0.00      0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
2.00 - 2.99%                       0.00      0.00      0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
1.00 - 1.99%                      11.13     15.71     23.41    24.97    40.02    42.15    45.03    48.93    54.24    72.72    73.06

Open                               8.75%     0.00%     0.00%   22.96%    0.00%    0.00%    0.00%    0.00%    3.46%    0.00%    0.00%
TOTAL                            100.00%   100.00%   100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%
UPB($MM)                          73.85     50.86     46.52    41.86    24.95    22.49    19.85    17.08    14.26     9.72     8.69
% of UPB                           8.29%     5.71%     5.22%    4.70%    2.80%    2.53%    2.23%    1.92%    1.60%    1.09%    0.98%


PREPAYMENT                               JANUARY     JANUARY    JANUARY      JANUARY     JANUARY     JANUARY     JANUARY    JANUARY
RESTRICTIONS                               2021        2022        2023        2024        2025        2026        2027       2028

Locked Out                                14.19%      15.46%      17.48%       0.00%       0.00%       0.00%       0.00%      0.00%
Defeasance                                 7.34        5.95        0.00        0.00        0.00        0.00        0.00       0.00
Yield Maintenance                          4.91        4.27        0.00       20.87       22.07       24.13       28.61       0.00
SUBTOTAL                                  26.44%      25.68%      17.48%      20.87%      22.07%      24.13%      28.61%      0.00%


% Premiums
5.00 - 5.99%                               0.00        0.00        0.00        0.00        0.00        0.00        0.00       0.00
4.00 - 4.99%                               0.00        0.00        0.00        0.00        0.00        0.00        0.00       0.00
3.00 - 3.99%                               0.00        0.00        0.00        0.00        0.00        0.00        0.00       0.00
2.00 - 2.99%                               0.00        0.00        0.00        0.00        0.00        0.00        0.00       0.00
1.00 - 1.99%                              73.56       74.32       69.61       79.13       77.93       75.87       71.39       0.00

Open                                       0.00%       0.00%      12.91%       0.00%       0.00%       0.00%       0.00%    100.00%
TOTAL                                    100.00%     100.00%     100.00%     100.00%     100.00%     100.00%     100.00%    100.00%
UPB($MM)                                   7.58        6.39        5.10        3.78        3.07        2.30        1.48       0.60
% of UPB                                   0.85%       0.72%       0.57%       0.42%       0.34%       0.26%       0.17%      0.07%
------------------------------------------------------------------------------------------------------------------------------------

(a)  Table calculated using modeling assumptions.

(b)  Differences in totals may exist due to rounding.

================================================================================
                          AVERAGE LIFE TABLE (IN YEARS)
       (PREPAYMENTS LOCKED OUT THROUGH LOCK OUT PERIOD, DEFEASANCE, YIELD
        MAINTENANCE AND PENALTY PERIOD, THEN RUN AT THE INDICATED CPRS)
================================================================================


------------------------------------------------------------------------------------------------------------------
                                                        PREPAYMENT ASSUMPTIONS (CPR)
                            0% CPR             25% CPR             50% CPR             75% CPR            100% PP*
------------------------------------------------------------------------------------------------------------------

X                            9.20                9.18                9.14                9.10                8.87
A1                           5.01                4.99                4.97                4.95                4.88
A2                           9.47                9.43                9.38                9.30                9.02
B                            9.74                9.74                9.74                9.74                9.38
C                            9.74                9.74                9.74                9.74                9.49
D                            9.83                9.81                9.80                9.77                9.54
E                            9.83                9.83                9.83                9.83                9.58
F                           10.20               10.19               10.17               10.15                9.98
G                           12.57               12.55               12.52               12.48               12.28
H                           14.39               14.36               14.33               14.29               13.98
J                           19.64               19.64               19.63               19.62               19.53
------------------------------------------------------------------------------------------------------------------

*    "PP" means 100% of each loan prepays when it becomes freely prepayable.

================================================================================
                      DISTRIBUTION OF CUT-OFF DATE BALANCE
================================================================================



                                                                                                   WEIGHTED       WEIGHTED
                                 NUMBER OF                       PERCENTAGE OF   AVERAGE CUT-      AVERAGE        AVERAGE
RANGE OF CURRENT                 MORTGAGE     CURRENT CUT-OFF    CUT-OFF DATE      OFF DATE      UNDERWRITTEN  MORTGAGE RATE
PRINCIPAL BALANCES                 LOANS        DATE BALANCE        BALANCE         BALANCE          DSCR
=============================================================================================================================
$   500,000 - 999,999                82        $ 60,172,426           6.76%      $   733,810        1.48x          7.76%
  1,000,000 - 1,999,999              76         111,643,664          12.54         1,468,996        1.46           7.31
  2,000,000 - 2,999,999              51         128,032,363          14.38         2,510,438        1.52           7.12
  3,000,000 - 3,999,999              29         102,601,264          11.52         3,537,975        1.43           7.21
  4,000,000 - 4,999,999              19          86,392,906           9.70         4,546,995        1.38           7.08
  5,000,000 - 5,999,999              15          83,039,184           9.32         5,535,946        1.49           7.04
  6,000,000 - 6,999,999               5          32,794,403           3.68         6,558,881        1.42           6.96
  7,000,000 - 7,999,999               7          54,225,944           6.09         7,746,563        1.42           7.04
  8,000,000 - 8,999,999               6          50,791,123           5.70         8,465,187        1.45           6.86
  9,000,000 - 9,999,999               4          38,196,381           4.29         9,549,095        1.40           6.73
 10,000,000 - 11,999,999              6          67,788,843           7.61        11,298,140        1.50           7.55
 17,000,000 - 19,999,999              3          54,900,048           6.16        18,300,016        1.31           7.51
 20,000,000 - 24,999,999              1          20,007,359           2.25        20,007,359        1.26           7.22
                                   -----       -------------       ---------     -----------        ----           ----
 TOTAL/WTD. AVG.                    304        $890,585,907         100.00%      $ 2,929,559        1.44X          7.20%

=============================================================================================================================



                                  WEIGHTED       WEIGHTED
                                  AVERAGE        AVERAGE
                               REMAINING TERM    CUT-OFF
RANGE OF CURRENT                TO MATURITY      DATE LTV
PRINCIPAL BALANCES                 (MOS)          RATIO
============================================================

$   500,000 - 999,999              128.3          68.57%
  1,000,000 - 1,999,999            142.2          71.08
  2,000,000 - 2,999,999            122.4          70.45
  3,000,000 - 3,999,999            120.4          70.61
  4,000,000 - 4,999,999            126.0          71.08
  5,000,000 - 5,999,999            107.8          72.67
  6,000,000 - 6,999,999            116.0          74.24
  7,000,000 - 7,999,999            118.9          74.63
  8,000,000 - 8,999,999            116.5          74.51
  9,000,000 - 9,999,999            168.1          74.49
 10,000,000 - 11,999,999           124.7          68.18
 17,000,000 - 19,999,999           109.8          71.33
 20,000,000 - 24,999,999           110.0          74.38
                                   ------         -----
 TOTAL/WTD. AVG.                   124.3          71.46%

============================================================

===================================================================================================================================
                                           GEOGRAPHIC DISTRIBUTION BY CUT-OFF DATE BALANCE
===================================================================================================================================

                                                                                                             WEIGHTED
                                                                                                              AVERAGE
                                                                                         WEIGHTED   WEIGHTED REMAINING    WEIGHTED
                       NUMBER OF                         PERCENTAGE OF     AVERAGE       AVERAGE     AVERAGE   TERM TO     AVERAGE
                       MORTGAGE         CURRENT CUT-OFF  CUT-OFF DATE   CUT-OFF DATE  UNDERWRITTEN  MORTGAGE  MATURITY  CUT-OFF DATE
STATE                 PROPERTIES         DATE BALANCE      BALANCE         BALANCE        DSCR       RATE       (MOS)    LTV RATIO
===================================================================================================================================

Texas                      56             $115,832,720       13.01%      $2,068,441         1.47x     7.16%     116.6       73.03%
California                 32               93,268,451       10.47        2,914,639         1.44      7.24      124.5       68.30
Florida                    21               70,095,478        7.87        3,337,880         1.37      7.27      126.2       71.75
New York                   23               64,964,839        7.29        2,824,558         1.58      7.50      124.9       69.13
Arizona                    13               57,330,008        6.44        4,410,001         1.42      7.00      114.1       74.62
Georgia                    12               46,625,164        5.24        3,885,430         1.44      7.46      128.5       73.52
Washington                 10               44,268,684        4.97        4,426,868         1.39      7.03      117.6       70.68
Massachusetts              14               36,701,118        4.12        2,621,508         1.46      7.27      115.9       68.30
Illinois                    6               34,015,000        3.82        5,669,167         1.39      7.38      124.2       68.09
Maryland                   10               33,607,473        3.77        3,360,747         1.45      7.11      117.8       70.99
Pennsylvania               14               31,893,366        3.58        2,278,098         1.33      7.24      120.1       75.99
Tennessee                   6               30,991,018        3.48        5,165,170         1.54      6.76      117.0       75.41
New Jersey                 14               30,435,474        3.42        2,173,962         1.40      7.05      207.8       72.15
Virginia                    4               24,458,888        2.75        6,114,722         1.27      7.18      111.1       74.03
Nevada                      9               21,853,511        2.45        2,428,168         1.38      7.11      134.8       71.37
Colorado                    7               19,128,161        2.15        2,732,594         1.41      6.96      116.3       70.96
Wisconsin                   4               18,014,985        2.02        4,503,746         1.39      7.12      108.8       73.79
Oklahoma                    5               15,096,519        1.70        3,019,304         1.30      7.15      120.2       76.59
Kentucky                    7               13,729,821        1.54        1,961,403         1.36      7.45      115.1       73.48
Ohio                        7               13,071,839        1.47        1,867,406         1.37      7.14      107.9       72.83
North Carolina              4               10,921,114        1.23        2,730,279         1.50      7.42      116.8       70.27
Mississippi                 4                8,926,327        1.00        2,231,582         2.28      7.47      191.8       59.35
Missouri                    6                6,662,940        0.75        1,110,490         1.38      7.29      147.4       74.24
Oregon                      4                6,634,457        0.74        1,658,614         1.58      7.24      137.4       53.98
Idaho                       2                6,428,307        0.72        3,214,154         1.30      6.47      117.0       71.79
Connecticut                 3                6,291,702        0.71        2,097,234         1.44      7.52      116.0       68.12
Michigan                    3                4,993,127        0.56        1,664,376         1.55      7.05      116.8       67.20
Utah                        3                4,051,863        0.45        1,350,621         1.33      7.74      114.5       71.90
Maine                       1                3,477,937        0.39        3,477,937         1.35      6.94      115.0       72.46
Indiana                     4                2,795,597        0.31          698,899         1.36      7.12      116.6       76.61
South Carolina              1                2,694,387        0.30        2,694,387         1.78      7.50      118.0       56.13
Louisiana                   2                2,345,985        0.26        1,172,992         1.72      7.19      167.0       73.14
New Mexico                  1                2,193,040        0.25        2,193,040         2.72      7.27      117.0       73.10
West Virginia               1                1,637,348        0.18        1,637,348         1.39      7.88      112.0       71.19
Rhode Island                1                1,364,770        0.15        1,364,770         1.50      6.28      117.0       68.24
Alabama                     1                1,356,840        0.15        1,356,840         1.58      6.57      117.0       79.81
Kansas                      1                1,307,700        0.15        1,307,700         1.46      8.10      234.0       74.30
Alaska                      1                1,119,948        0.13        1,119,948         1.33      7.12      116.0       74.66
                          ---             ------------     -------       ----------         ----      ----      -----       -----
TOTAL/WTD. AVG.           317             $890,585,907      100.00%      $2,809,419         1.44X     7.20%     124.3       71.46%
===================================================================================================================================

================================================================================
                 GEOGRAPHIC DISTRIBUTION BY CUT-OFF DATE BALANCE
================================================================================


[GRAPHIC OMITTED INDICATING PROPERTY CONCENTRATIONS ON A MAP OF THE UNITED STATES AS FOLLOWS:


STATE          PERCENTAGE
-----          ----------

AK                  0.13%
AL                  0.15%
AZ                  6.44%
CA                 10.47%
CO                  2.15%
CT                  0.71%
FL                  7.87%
GA                  5.24%
ID                  0.72%
IL                  3.82%
IN                  0.31%
KS                  0.15%
KY                  1.54%
LA                  0.26%
MA                  4.12%
MD                  3.77%
ME                  0.39%
MI                  0.56%
MO                  0.75%
MS                  1.00%
NC                  1.23%
NJ                  3.42%
NM                  0.25%
NV                  2.45%
NY                  7.29%
OH                  1.47%
OK                  1.70%
OR                  0.74%
PA                  3.58%
RI                  0.15%
SC                  0.30%
TN                  3.48%
TX                 13.01%
UT                  0.45%
VA                  2.75%
WA                  4.97%
WI                  2.02%
WV                  0.18%]


[GRAPHIC OMITTED INDICATING PROPERTY CONCENTRATIONS ON A PIE CHART AS FOLLOWS:

STATE          PERCENTAGE
-----          ----------

Arizona             6.44%
California         10.47%
Florida             7.87%
Georgia             5.24%
New York            7.29%
Texas              13.01%
Washington          4.97%
Other              44.71%]

================================================================================
                         DISTRIBUTION OF PROPERTY TYPES
================================================================================


[GRAPHIC OMITTED INDICATING PROPERTY CONCENTRATIONS ON A PIE CHART AS FOLLOWS:

PROPERTY TYPES         PERCENTAGE
--------------         ----------

Healthcare               3.33%
Industrial               8.42%
Lodging                 14.46%
Multifamily             32.47%
Office                  16.73%
Retail                  24.00%
Self-Storage             0.60%]

                    ----------------------------------------



                                                                                    WEIGHTED       WEIGHTED
                    NUMBER OF                     PERCENTAGE OF                      AVERAGE       AVERAGE
                    MORTGAGE     CURRENT CUT-OFF  CUT-OFF DATE   AVERAGE CUT-OFF  UNDERWRITTEN     MORTGAGE
PROPERTY TYPE        PROPS        DATE BALANCE      BALANCE       DATE BALANCE        DSCR           RATE
===============================================================================================================
Multifamily            144         $289,156,086       32.47%       $2,008,028         1.43x          7.21%
Retail                  67          213,697,597       24.00         3,189,516         1.42           7.02
Office                  38          148,989,033       16.73         3,920,764         1.37           7.20
Lodging                 31          128,792,046       14.46         4,154,582         1.58           7.45
Industrial              28           74,980,587        8.42         2,677,878         1.39           7.00
Healthcare               7           29,648,648        3.33         4,235,521         1.72           7.95
Self-Storage             2            5,321,909        0.60         2,660,955         1.49           7.03
                    ------       --------------    --------        ----------         ----           ----
TOTAL/WTD. AVG.        317         $890,585,907      100.00%       $2,809,419         1.44X          7.20%
===============================================================================================================




                         WEIGHTED AVERAGE     WEIGHTED
                          REMAINING TERM      AVERAGE
                         TO MATURITY (MOS)    CUT-OFF
                                             DATE LTV
PROPERTY TYPE                                  RATIO
========================================================
Multifamily                    132.3            73.78%
Retail                         124.0            71.42
Office                         115.1            71.09
Lodging                        125.4            66.90
Industrial                     114.3            73.36
Healthcare                     115.5            66.75
Self-Storage                   126.7            66.53
                               -----            -----
TOTAL/WTD. AVG.                124.3            71.46%
========================================================

================================================================================
                  DISTRIBUTION OF DEBT SERVICE COVERAGE RATIOS
================================================================================



 APPROXIMATE RANGE                                                                                 WEIGHTED
 OF CURRENT DEBT           NUMBER OF         CURRENT         PERCENTAGE OF                          AVERAGE       WEIGHTED
 SERVICE COVERAGE           MORTGAGE       CUT-OFF DATE       CUT-OFF DATE     AVERAGE CUT-OFF   UNDERWRITTEN      AVERAGE
 RATIOS                      LOANS           BALANCE            BALANCE         DATE BALANCE         DSCR       MORTGAGE RATE
==============================================================================================================================
 1.00 - 1.10x (a)                4        $  5,632,391            0.63%           $1,408,098         1.04x          6.37%
 1.11 - 1.20                     5          12,711,340            1.43             2,542,268         1.17           7.09
 1.21 - 1.30                    41         162,512,586           18.25             3,963,722         1.27           7.32
 1.31 - 1.40                   114         294,141,767           33.03             2,580,191         1.36           7.21
 1.41 - 1.50                    61         212,291,966           23.84             3,480,196         1.45           7.15
 1.51 - 1.60                    34         101,245,136           11.37             2,977,798         1.55           7.04
 1.61 - 1.70                    17          37,446,223            4.20             2,202,719         1.66           7.28
 1.71 - 1.80                     9          29,023,620            3.26             3,224,847         1.78           7.45
 1.81 - 1.90                     3           5,160,364            0.58             1,720,121         1.87           7.39
 1.91 - 2.00                     6           9,467,783            1.06             1,577,964         1.94           7.29
 2.01 - 2.10                     2           3,766,988            0.42             1,883,494         2.04           8.45
 2.11 - 2.20                     2           2,918,407            0.33             1,459,204         2.20           7.83
 2.21 - 2.30                     1           1,985,429            0.22             1,985,429         2.21           7.50
 2.51 - 5.41                     5          12,281,906            1.38             2,456,381         2.78           6.63
                            ------       -------------        --------            ----------         ----           ----
 TOTAL/WTD. AVG.               304        $890,585,907          100.00%           $2,929,559         1.44X          7.20%
==============================================================================================================================


                             WEIGHTED
 APPROXIMATE RANGE           AVERAGE         WEIGHTED
 OF CURRENT DEBT         REMAINING TERM     AVERAGE
 SERVICE COVERAGE          TO MATURITY    CUT-OFF DATE
 RATIOS                       (MOS)         LTV RATIO
=======================================================
 1.00 - 1.10x (a)             189.9          90.82%
 1.11 - 1.20                  146.3          68.97
 1.21 - 1.30                  121.9          74.24
 1.31 - 1.40                  126.6          71.98
 1.41 - 1.50                  115.3          71.95
 1.51 - 1.60                  127.7          70.64
 1.61 - 1.70                  129.7          65.37
 1.71 - 1.80                  121.6          73.46
 1.81 - 1.90                  245.4          71.12
 1.91 - 2.00                  124.3          63.27
 2.01 - 2.10                  117.6          64.99
 2.11 - 2.20                  132.1          43.80
 2.21 - 2.30                  113.0          43.07
 2.51 - 5.41                  117.1          47.50
                              -----          -----
 TOTAL/WTD. AVG.              124.3          71.46%
=======================================================

(a)  There are four credit tenant loans in the pool included in this range.



================================================================================
                      DISTRIBUTION OF LOAN TO VALUE RATIOS
================================================================================


                                                                                                   WEIGHTED
 RANGE OF                  NUMBER OF         CURRENT         PERCENTAGE OF                          AVERAGE       WEIGHTED
 LOAN TO VALUE              MORTGAGE       CUT-OFF DATE       CUT-OFF DATE     AVERAGE CUT-OFF   UNDERWRITTEN      AVERAGE
 RATIOS                      LOANS           BALANCE            BALANCE         DATE BALANCE         DSCR       MORTGAGE RATE
==============================================================================================================================
 15.1 - 30.0                        1         $    598,989          0.07%         $  598,989            5.41x         8.57%
 30.1 - 50.0                        9           16,296,287          1.83           1,810,699            2.16          6.95
 50.1 - 60.0                       15           52,916,836          5.94           3,527,789            1.59          7.42
 60.1 - 65.0                       29           85,630,418          9.62           2,952,773            1.46          7.48
 65.1 - 70.0                       60          137,760,490         15.47           2,296,008            1.46          7.33
 70.1 - 75.0                      113          323,050,311         36.27           2,858,852            1.39          7.26
 75.1 - 80.0                       67          242,940,017         27.28           3,625,970            1.41          6.98
 80.1 - 85.0(a)                     7           26,940,783          3.03           3,848,683            1.47          6.81
 85.1 - 90.0(a)                     1            1,561,882          0.18           1,561,882            1.06          6.35
 90.1 - 95.0(a)                     1            1,348,733          0.15           1,348,733            1.01          6.35
 95.1 - 100.0(a)                    1            1,541,161          0.17           1,541,161            1.06          6.41
                               ------       --------------     ---------          ----------            ----          ----
 TOTAL/WTD. AVG.                  304         $890,585,907        100.00%         $2,929,559            1.44X         7.20%
==============================================================================================================================


                        WEIGHTED
                         AVERAGE        WEIGHTED
 RANGE OF            REMAINING TERM     AVERAGE
 LOAN TO VALUE        TO MATURITY    CUT-OFF DATE
 RATIOS                   (MOS)        LTV RATIO
==================================================
 15.1 - 30.0              118.0         17.62%
 30.1 - 50.0              152.4         41.79
 50.1 - 60.0              117.8         57.82
 60.1 - 65.0              117.5         63.18
 65.1 - 70.0              123.3         67.85
 70.1 - 75.0              125.6         73.09
 75.1 - 80.0              124.7         77.96
 80.1 - 85.0(a)           116.9         80.49
 85.1 - 90.0(a)           180.0         89.76
 90.1 - 95.0(a)           168.0         91.44
 95.1 - 100.0(a)          236.0         96.32
                          -----         -----
 TOTAL/WTD. AVG.          124.3         71.46%
==================================================

(a)  There are four credit tenant loans in the pool in these ranges.

================================================================================
                     DISTRIBUTION OF CURRENT MORTGAGE RATES
================================================================================


                                                                                                   WEIGHTED
 RANGE OF                  NUMBER OF         CURRENT         PERCENTAGE OF                          AVERAGE       WEIGHTED
 MORTGAGE                  MORTGAGE       CUT-OFF DATE       CUT-OFF DATE     AVERAGE CUT-OFF   UNDERWRITTEN      AVERAGE
 RATES                       LOANS           BALANCE            BALANCE         DATE BALANCE         DSCR       MORTGAGE RATE
==============================================================================================================================
   5.7500 - 6.0000%                4         $ 13,251,740          1.49%          $3,312,935         1.93x          5.83%
   6.0001 - 6.2500                 2            4,222,799          0.47            2,111,399         1.61           6.16
   6.2501 - 6.5000                 9           35,617,449          4.00            3,957,494         1.38           6.41
   6.5001 - 6.7500                27          101,069,475         11.35            3,743,314         1.45           6.64
   6.7501 - 7.0000                64          220,378,475         24.75            3,443,414         1.41           6.89
   7.0001 - 7.2500                41          159,066,299         17.86            3,879,666         1.43           7.15
   7.2501 - 7.5000                45          133,586,366         15.00            2,968,586         1.46           7.38
   7.5001 - 7.7500                35           85,096,000          9.56            2,431,314         1.41           7.67
   7.7501 - 8.0000                36           77,088,293          8.66            2,141,341         1.42           7.90
   8.0001 - 8.2500                24           29,370,225          3.30            1,223,759         1.42           8.18
   8.2501 - 8.5000                 9           20,294,424          2.28            2,254,936         1.60           8.35
   8.5001 - 8.7500                 7           10,948,337          1.23            1,564,048         1.84           8.60
   9.2501 - 9.5000                 1              596,025          0.07              596,025         1.28           9.25
                              ------      ---------------      --------          -----------         ----           ----
  TOTAL/WTD. AVG.                304         $890,585,907        100.00%          $2,929,559         1.44X          7.20%
==============================================================================================================================


                        WEIGHTED
                         AVERAGE        WEIGHTED
 RANGE OF            REMAINING TERM     AVERAGE
 MORTGAGE             TO MATURITY    CUT-OFF DATE
 RATES                    (MOS)        LTV RATIO
==================================================
  5.7500 - 6.0000           109.8          58.62%
  6.0001 - 6.2500           117.0          73.06
  6.2501 - 6.5000           128.3          73.42
  6.5001 - 6.7500           118.5          75.72
  6.7501 - 7.0000           127.6          74.33
  7.0001 - 7.2500           118.7          70.47
  7.2501 - 7.5000           135.2          70.60
  7.5001 - 7.7500           116.4          68.44
  7.7501 - 8.0000           118.7          67.93
  8.0001 - 8.2500           142.1          68.73
  8.2501 - 8.5000           126.1          73.19
  8.5001 - 8.7500           119.4          60.16
  9.2501 - 9.5000           111.0          69.31
                            -----          -----
 TOTAL/WTD. AVG.            124.3          71.46%
==================================================



================================================================================
                  DISTRIBUTION OF REMAINING AMORTIZATION TERM (IN MONTHS)
================================================================================



                                                                                                   WEIGHTED
 RANGE OF                  NUMBER OF         CURRENT         PERCENTAGE OF                          AVERAGE       WEIGHTED
 AMORTIZATION              MORTGAGE       CUT-OFF DATE       CUT-OFF DATE     AVERAGE CUT-OFF   UNDERWRITTEN      AVERAGE
 TERMS (MONTHS)              LOANS           BALANCE            BALANCE         DATE BALANCE         DSCR       MORTGAGE RATE
==============================================================================================================================
 151 - 170                       3        $  7,129,922           0.80%           $2,376,641          1.16x            7.00%
 171 - 190                       9          11,370,432           1.28             1,263,381          1.45             7.10
 191 - 210                       1           1,880,881           0.21             1,880,881          1.17             6.90
 211 - 230                       2           2,980,109           0.33             1,490,055          1.34             7.20
 231 - 250                      23          41,452,034           4.65             1,802,262          1.58             7.28
 251 - 270                       5          25,657,537           2.88             5,131,507          1.45             7.93
 271 - 290                      14          35,841,185           4.02             2,560,085          1.49             7.45
 291 - 310                     133         308,096,700          34.59             2,316,517          1.49             7.39
 331 - 360                     114         456,177,108          51.22             4,001,554          1.40             7.02
                              ----        ------------        -------            ----------          ----             ----
 TOTAL/WTD. AVG.               304        $890,585,907         100.00%           $2,929,559          1.44X            7.20%

==============================================================================================================================


                        WEIGHTED
                         AVERAGE        WEIGHTED
 RANGE OF            REMAINING TERM     AVERAGE
 AMORTIZATION         TO MATURITY    CUT-OFF DATE
 TERMS (MONTHS)           (MOS)        LTV RATIO
==================================================
 151 - 170                169.3          78.01%
 171 - 190                169.4          62.06
 191 - 210                 80.0          78.37
 211 - 230                215.6          71.72
 231 - 250                169.7          67.36
 251 - 270                110.7          62.65
 271 - 290                137.3          70.00
 291 - 310                120.3          69.16
 331 - 360                120.4          74.09
                          -----          -----
 TOTAL/WTD. AVG.          124.3          71.46%
==================================================

================================================================================
                  DISTRIBUTION OF ORIGINAL TERMS TO MATURITY
================================================================================



                                                                                                       WEIGHTED
 ORIGINAL                  NUMBER OF         CURRENT         PERCENTAGE OF      AVERAGE CUT-OFF        AVERAGE       WEIGHTED
 TERM TO                   MORTGAGE       CUT-OFF DATE       CUT-OFF DATE        DATE PRINCIPAL     UNDERWRITTEN     AVERAGE
 MATURITY                    LOANS           BALANCE            BALANCE              BALANCE            DSCR      MORTGAGE RATE
==================================================================================================================================

 60 - 83 months                        1          $  5,926,346          0.67%        $5,926,346         1.44x         7.42%
 84 - 120 months                     255           772,660,454         86.76          3,030,041         1.44          7.20
 121 - 180 months                     25            64,298,362          7.22          2,571,934         1.43          7.15
 181 - 240 months                     16            27,569,563          3.10          1,723,098         1.40          7.34
 241 - 360 months                      7            20,131,183          2.26          2,875,883         1.50          7.25
                                    ----         -------------      --------         ----------         ----          ----
 TOTAL/WTD. AVG.                     304          $890,585,907        100.00%        $2,929,559         1.44X         7.20%
==================================================================================================================================


                       WEIGHTED
                        AVERAGE         WEIGHTED
 ORIGINAL           REMAINING TERM      AVERAGE
 TERM TO             TO MATURITY     CUT-OFF DATE
 MATURITY                (MOS)         LTV RATIO
=================================================
 60 - 83 months             49.0          77.98%
 84 - 120 months           113.2          71.37
 121 - 180 months          156.1          71.38
 181 - 240 months          230.6          72.72
 241 - 360 months          327.0          71.30
                           -----          -----
 TOTAL/WTD. AVG.           124.3          71.46%
=================================================



================================================================================
                   DISTRIBUTION OF REMAINING TERMS TO MATURITY
================================================================================


                                                                                                     WEIGHTED
 STATED                            NUMBER OF         CURRENT      PERCENTAGE OF   AVERAGE CUT-OFF      AVERAGE       WEIGHTED
 REMAINING                         MORTGAGE       CUT-OFF DATE    CUT-OFF DATE     DATE PRINCIPAL   UNDERWRITTEN     AVERAGE
 TERM                                LOANS           BALANCE         BALANCE           BALANCE          DSCR      MORTGAGE RATE
==================================================================================================================================
 49 - 50 months                        1          $  5,926,346          0.67%       $5,926,346          1.44x         7.42%
 71 - 90 months                       11            40,011,713          4.49         3,637,428          1.40          6.92
 91 - 110 months                      17            77,573,579          8.71         4,563,152          1.33          7.53
 111 - 120 months                    229           660,149,530         74.13         2,882,749          1.47          7.18
 131 - 150 months                      6            23,055,679          2.59         3,842,613          1.33          6.98
 151 - 170 months                      3             7,129,922          0.80         2,376,641          1.16          7.00
 171 - 190 months                     15            30,600,276          3.44         2,040,018          1.37          7.22
 211 - 230 months                      2             2,980,109          0.33         1,490,055          1.34          7.20
 231 - 250 months                     13            23,027,571          2.59         1,771,352          1.43          7.43
 271 - 353 months                      7            20,131,183          2.26         2,875,883          1.50          7.25
                                  ------         -------------      --------        ----------          ----          ----
 TOTAL/WTD. AVG.                     304          $890,585,907        100.00%       $2,929,559          1.44X         7.20%
==================================================================================================================================


                       WEIGHTED
                        AVERAGE         WEIGHTED
 STATED             REMAINING TERM      AVERAGE
 REMAINING           TO MATURITY     CUT-OFF DATE
 TERM                    (MOS)         LTV RATIO
==================================================
 49 - 50 months            49.0          77.98%
 71 - 90 months            79.0          74.51
 91 - 110 months          108.7          71.23
 111 - 120 months         115.8          71.05
 131 - 150 months         139.0          77.27
 151 - 170 months         169.3          78.01
 171 - 190 months         173.5          69.66
 211 - 230 months         215.6          71.72
 231 - 250 months         236.0          71.70
 271 - 353 months         327.0          71.30
                          -----          -----
 TOTAL/WTD. AVG.          124.3          71.46%
==================================================

================================================================================
                       DISTRIBUTION OF AMORTIZATION TYPES
================================================================================


                                                                                                     WEIGHTED
                                   NUMBER OF         CURRENT      PERCENTAGE OF   AVERAGE CUT-OFF      AVERAGE       WEIGHTED
 AMORTIZATION                      MORTGAGE       CUT-OFF DATE    CUT-OFF DATE     DATE PRINCIPAL   UNDERWRITTEN     AVERAGE
 TYPE                                LOANS           BALANCE         BALANCE           BALANCE          DSCR      MORTGAGE RATE
==================================================================================================================================
 Balloon                               270        $827,155,616         92.88%       $3,063,539          1.45x         7.20%
 Fully Amortizing                       32          59,114,989          6.64         1,847,343          1.41          7.24
 Hyperamortizing                         2           4,315,302          0.48         2,157,651          1.56          7.32
                                      ----       -------------        ------        ----------          ----          ----
 TOTAL/WTD. AVG.                       304        $890,585,907        100.00%       $2,929,559          1.44X         7.20%
==================================================================================================================================



                          WEIGHTED
                           AVERAGE         WEIGHTED
                       REMAINING TERM      AVERAGE
AMORTIZATION            TO MATURITY     CUT-OFF DATE
TYPE                        (MOS)         LTV RATIO
=====================================================
Balloon                      115.6          71.57%
Fully Amortizing             247.4          70.70
Hyperamortizing              117.6          60.42
                             -----          -----
TOTAL/WTD. AVG.              124.3          71.46%
=====================================================



================================================================================
                      DISTRIBUTION OF PREPAYMENT PROVISIONS
================================================================================

                                                                                                     WEIGHTED
                                   NUMBER OF         CURRENT      PERCENTAGE OF   AVERAGE CUT-OFF      AVERAGE       WEIGHTED
 PREPAYMENT                        MORTGAGE       CUT-OFF DATE    CUT-OFF DATE     DATE PRINCIPAL   UNDERWRITTEN     AVERAGE
 RESTRICTION                         LOANS           BALANCE         BALANCE           BALANCE          DSCR      MORTGAGE RATE
==================================================================================================================================
 Lockout/Defeasance                   131         $501,235,736          56.28%        $3,826,227         1.47x         7.27%
 Lockout/Greater of YM or 1%(a)       171          385,227,366          43.26          2,252,792         1.41          7.11
 Lockout/Declining Fee                  1            3,179,729           0.36          3,179,729         1.32          7.31
 Lockout/Open                           1              943,077           0.11            943,077         1.69          8.13
                                     ----        -------------       --------        -----------         ----          ----
 TOTAL/WTD. AVG.                      304         $890,585,907         100.00%        $2,929,559         1.44X         7.20%
==================================================================================================================================


                                    WEIGHTED
                                     AVERAGE        WEIGHTED
                                  REMAINING TERM     AVERAGE
 PREPAYMENT                        TO MATURITY    CUT-OFF DATE
 RESTRICTION                          (MOS)         LTV RATIO
===============================================================
 Lockout/Defeasance                   117.0         71.47%
 Lockout/Greater of YM or 1% (a)      133.9         71.46
 Lockout/Declining Fee                114.0         75.71
 Lockout/Open                         112.0         52.39
                                      -----         -----
 TOTAL/WTD. AVG.                      124.3         71.46%
===============================================================

(a) Includes 1 loan with the provision "Defeasance or Greater or YM or 1%" and 3 loans with the provision "Greater of YM or Declining Fee."



================================================================================
                        DISTRIBUTION OF ORIGINATION YEARS
================================================================================

                                                                                                     WEIGHTED
                                   NUMBER OF         CURRENT      PERCENTAGE OF   AVERAGE CUT-OFF      AVERAGE       WEIGHTED
 ORIGINATION                       MORTGAGE       CUT-OFF DATE    CUT-OFF DATE     DATE PRINCIPAL   UNDERWRITTEN     AVERAGE
 YEAR                                LOANS           BALANCE         BALANCE           BALANCE          DSCR      MORTGAGE RATE
===============================================================================================================================
 1998                                303           $887,444,308        99.65%       $2,928,859          1.44x         7.20%
 1997                                  1              3,141,599         0.35         3,141,599          1.49          8.62
                                  ------         --------------     --------        ----------          ----          ----
 TOTAL/WTD. AVG.                     304           $890,585,907       100.00%       $2,929,559          1.44X         7.20%
===============================================================================================================================


                     WEIGHTED
                      AVERAGE        WEIGHTED
                   REMAINING TERM     AVERAGE
 ORIGINATION        TO MATURITY    CUT-OFF DATE
 YEAR                  (MOS)         LTV RATIO
===================================================

 1998                  124.4          71.50%
 1997                  105.0          60.77
                       -----          -----
 TOTAL/WTD. AVG.       124.3          71.46%
===================================================